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                      VAN KAMPEN VALUE OPPORTUNITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
    Verisk       10/06/09       -       $22.00    $8,525,000      $1,600      0.019%      0.03%    Merrill Lynch,  Merrill Lynch
   Analytics                                                                                       Pierce, Fenner
     Inc.                                                                                          & Smith
                                                                                                   Incorporated,
                                                                                                   Morgan Stanley
                                                                                                   & Co.
                                                                                                   Incorporated,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities,
                                                                                                   LLC, William
                                                                                                   Blair &
                                                                                                   Company,
                                                                                                   L.L.C., Keefe,
                                                                                                   Bruyette &
                                                                                                   Woods, Inc.,
                                                                                                   Fox-Pitt
                                                                                                   Kelton Cochran
                                                                                                   Caronia Waller
                                                                                                   (USA) LLC

    Bank of      12/03/09       -       $15.00  $1,286,000,000    $19,000     0.001%      0.24%    Merrill Lynch,  Merrill Lynch
    America                                                                                        Pierce, Fenner
   Corp PFD                                                                                        & Smith
    10.000                                                                                         Incorporated,
                                                                                                   UBS Securities
                                                                                                   LLC, Cantor
                                                                                                   Fitzgerald &

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
                                                                                                   Co., Keefe,
                                                                                                   Bruyette &
                                                                                                   Woods, Inc.,
                                                                                                   Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   SG Americas
                                                                                                   Securities,
                                                                                                   LLC, Santander
                                                                                                   Investment
                                                                                                   Securities
                                                                                                   Inc., Stifel,
                                                                                                   Nicolaus &
                                                                                                   Company,
                                                                                                   Incorporated,
                                                                                                   UniCredit
                                                                                                   Capital
                                                                                                   Markets, Inc.,
                                                                                                   Wells Fargo
                                                                                                   Securities,
                                                                                                   LLC, Sanford
                                                                                                   C. Bernstein &
                                                                                                   Co., LLC, CCB
                                                                                                   International
                                                                                                   Capital
                                                                                                   Limited, Cowen
                                                                                                   and Company,
                                                                                                   LLC, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   ICBC
                                                                                                   International
                                                                                                   Securities

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
                                                                                                   Limited,
                                                                                                   National
                                                                                                   Australia Bank
                                                                                                   Limited,
                                                                                                   Broadpoint
                                                                                                   Capital, Inc.,
                                                                                                   KeyBanc
                                                                                                   Capital
                                                                                                   Markets Inc.,
                                                                                                   Macquarie
                                                                                                   Capital (USA)
                                                                                                   Inc., RBS
                                                                                                   Securities
                                                                                                   Inc., Samuel
                                                                                                   A. Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Samsung
                                                                                                   Securities
                                                                                                   Co., Ltd.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Inc., SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey, Inc.

  Wells Fargo    12/15/09       -       $25.00   $426,000,000     $12,200     0.003%      0.25%    Wells Fargo     Goldman Sachs
    Company                                                                                        Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,

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
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Inc., RBC
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Cabrera
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   CastleOak
                                                                                                   Securities,
                                                                                                   L.P. Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Samuel A.
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Muriel
                                                                                                   Siebert & Co.,
                                                                                                   Inc., The
                                                                                                   Williams
                                                                                                   Capital Group,
                                                                                                   L.P.

Primerica Inc.   03/31/10       -       $15.00    $21,360,000      $900       0.004%      0.75%    Citigroup       UBS Securities
                                                                                                   Global Markets
                                                                                                   Inc., UBS
                                                                                                   Securities
                                                                                                   LLC, Deutsche
                                                                                                   Bank
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Keefe,
                                                                                                   Bruyette &
                                                                                                   Woods,

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
                                                                                                   Inc.,
                                                                                                   Macquarie
                                                                                                   Capital (USA)
                                                                                                   Inc., Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., Sandler
                                                                                                   O'Neil &
                                                                                                   Partners,
                                                                                                   L.P., SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey,
                                                                                                   Inc.,
                                                                                                   CastleOak
                                                                                                   Securities,
                                                                                                   L.P., ING
                                                                                                   Financial
                                                                                                   Markets LLC,
                                                                                                   Willis
                                                                                                   Securities,
                                                                                                   Inc., KKR
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   LLC, M.R. Beal
                                                                                                   & Company,
                                                                                                   Muriel Siebert
                                                                                                   & Co., Inc.,
                                                                                                   Samuel A.
                                                                                                   Ramirez &
                                                                                                   Company,
                                                                                                   Inc., The
                                                                                                   Williams
                                                                                                   Capital Group,
                                                                                                   L.P.